UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 7, 2017

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 7, 2017, the board of directors (the “Board”) of Bio-Path Holdings, Inc. (the “Company”) approved the First Amended and Restated Bylaws of the Company effective as of the date of adoption. The full text of the First Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K. The amendments reflected in the First Amended and Restated Bylaws of the Company are briefly summarized below:

1. A bylaw has been amended to change the advance notice period for stockholder proposals to be presented in connection with an annual meeting of stockholders from not less than twenty (20) days nor more than forty (40) days prior to the first anniversary of the immediately preceding year's annual meeting date to not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the immediately preceding year's annual meeting date.

2. A bylaw has been amended to change the threshold required for stockholders to call a special meeting of the stockholders from holders of not less than twenty-five percent (25%) of the issued and outstanding shares entitled to vote at such special meeting to holders of a majority of the issued and outstanding shares entitled to vote at such special meeting.

3. A bylaw has been amended to change the advance notice period for nominations by stockholders of directors for election at an annual meeting of stockholders from not less than twenty (20) days nor more than forty (40) days prior to the first anniversary of the immediately preceding year's annual meeting date to not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the immediately preceding year's annual meeting date.

4. A bylaw has been deleted permitting stockholders, at special meeting of the stockholders, to fill a vacancy occurring in the Board as a result of the director's removal by the stockholders.

5. A bylaw has been amended to change the threshold required for stockholders to alter, amend or repeal the First Amended and Restated Bylaws or adopt new bylaws from holders of a majority of the shares entitled to vote generally in the election of directors to holders of at least seventy-five percent (75%) of the issued and outstanding shares entitled to vote generally in the election of directors. The bylaw was also amended to change the number of directors required to alter, amend or repeal the First Amended and Restated Bylaws or adopt new bylaws from a majority of the directors of the Company to at least seventy-five percent (75%) of the directors of the Company.

The foregoing is intended to be only a summary, does not purport to be a complete description of the First Amended and Restated Bylaws, and is qualified in its entirety by reference to the Company’s First Amended and Restated Bylaws, attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
3.1	First Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: June 7, 2017	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	First Amended and Restated Bylaws